November 1, 2001

                  DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.

                           SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 1, 2001

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT-PORTFOLIO MANAGER":

Effective November 1, 2001, Joseph Darcy became the fund's primary portfolio manager. Mr. Darcy has been employed by The Dreyfus Corporation since May, 1994. Prior to joining Dreyfus, he was a vice president and portfolio manager for Merrill Lynch Asset Management.

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                                                                November 1, 2001



                    DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
                 DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
                   DREYFUS NEW YORK TAX EXEMPT MONEY MARKET FUND
                 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                       DATED
                                  OCTOBER 1, 2001

      The following information supplements the information in Appendix A under the heading "The City of New York":

      On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended and business in the financial district was interrupted. Recovery efforts are continuing in New York City's financial district in lower Manhattan.

      The costs to New York City resulting from the September 11th attack is expected to substantially exceed the amount of Federal aid and State resources which, to date, have been identified by the Federal and State governments as available for these purposes. New York City has preliminarily estimated that initial expenditures related to the September 11 attack are $11.413 billion for: the police, fire and sanitation departments and other agencies; anti-terrorist preparedness; emergency construction contracts for demolition, debris removal, stabilization and remediation of the World Trade Center site; business retention and rebuilding; and reconstruction initiatives and other City costs. Prior to September 11th, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and a decline in consumer confidence. New York City officials expect that the destruction of the World Trade Center will have a substantial impact on the City and its economy. The events of September 11th increased the risks of a recession and a delay in recovery.

      On October 4, 2001, the New York City Transitional Finance Authority issued $1 billion of recovery notes to pay costs related to the September 11th attack. It is anticipated that these notes will be used to satisfy short-term cash needs resulting from any delay in the receipt of Federal and State appropriated aid.

      It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the tragic events of September 11th on New York City and its economy, any off-setting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from Federal, State, New York City and other resources which will be required. It also is not possible to predict the short-term or long-term impact, if any, these events will have on the Municipal Obligations held by the Fund and the ability of the issuer to make timely payments of principal and interest.